The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $13,083
Janus Government Money Market Fund $1,765
Janus Tax-Exempt Money Market Fund $679

Institutional Class
Janus Money Market Fund $72,690
Janus Government Money Market Fund $7,593
Janus Tax-Exempt Money Market Fund $708

Service Class
Janus Money Market Fund $357
Janus Government Money Market Fund $983
Janus Tax-Exempt Money Market Fund $2


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0046
Janus Government Money Market Fund  $0.0042
Janus Tax-Exempt Money Market Fund $0.0037

Institutional Class
Janus Money Market Fund $0.0066
Janus Government Money Market Fund $0.0064
Janus Tax-Exempt Money Market Fund $0.0057

Service Class
Janus Money Market Fund $0.0054
Janus Government Money Market Fund $0.0052
Janus Tax-Exempt Money Market Fund $0.0045

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund - 2,713,377
Janus Government Money Market Fund  - 397,079
Janus Tax-Exempt Money Market Fund - 176,268

Institutional Class
Janus Money Market Fund - 9,309,296
Janus Government Money Market Fund - 878,358
Janus Tax-Exempt Money Market Fund - 99,408

Service Class
Janus Money Market Fund - 54,495
Janus Government Money Market Fund - 154,945
Janus Tax-Exempt Money Market Fund - 286

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund  $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00